Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Commitments and contingencies [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
Property and equipment commitments not provided for are as follows:

	June 30,	December 31,
	2020	2019
	(US$ in millions)
	(Unaudited)	(Audited)
Contracted but not provided for	$615	$1,001

(b)Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
COMMITMENTS AND CONTINGENCIES
(a)Capital commitments
Significant capital expenditure on property and equipment contracted for at the end of the reporting periods but not recognized as liabilities is as follows:

	December 31,
	2018	2019
	(US$ in millions)
Contracted but not provided for	$507	$1,001
26.COMMITMENTS AND CONTINGENCIES (CONTINUED)
(b)Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
(c)Concession and Subconcession
On June 26, 2002, the Macao government granted a concession to operate casinos in Macao through June 26, 2022, subject to certain qualifications, to Galaxy, a consortium of Macao and Hong Kong-based investors. During December 2002, VML and Galaxy entered into a subconcession agreement that was recognized and approved by the Macao government and allows VML to develop and operate casino projects, including The Venetian Macao, Sands Cotai Central, The Parisian Macao, The Plaza Macao and Sands Macao, separately from Galaxy. Beginning on December 26, 2017, the Macao government may redeem the subconcession agreement by providing the Group at least one year’s prior notice. The subconcession of VML will expire on June 26, 2022.
Under the subconcession, the Group is obligated to pay to the Macao government an annual premium with a fixed portion and a variable portion based on the number and type of gaming tables it employs and gaming machines it operates. The fixed portion of the premium is equal to MOP30 million (approximately US$4 million at the exchange rate in effect on December 31, 2019). The variable portion is equal to MOP300,000 per gaming table reserved exclusively for certain kinds of games or players, MOP150,000 per gaming table not so reserved and MOP1,000 per electrical or mechanical gaming machine, including slot machines (approximately US$37,399, US$18,700 and US$125, respectively, at the exchange rate in effect on December 31, 2019), subject to a minimum of MOP45 million (approximately US$6 million at the exchange rate in effect on December 31, 2019).
The Group is also obligated to pay a special gaming tax of 35% of gross gaming revenues and applicable withholding taxes. The Group must also contribute 4% of its gross gaming revenue to utilities designated by the Macao government, a portion of which must be used for promotion of tourism in Macao. Based on the number and types of gaming tables employed and gaming machines in operation as at December 31, 2018, the Group was obligated under its subconcession to make minimum future payments of approximately US$42 million in each of the next three years in the period ending December 31, 2021, and approximately US$21 million during the year ending December 31, 2022. Based on the number and types of gaming tables employed and gaming machines in operation as at December 31, 2019, the Group was obligated under its subconcession to make minimum future payments of approximately US$42 million during each of the next two years in the period ending December 31, 2021, and approximately US$21 million during the year ending December 31, 2022.
(d)Construction labor
The Group, in the past, has utilized an imported construction labor quota granted to it and its appointed construction manager, Hsin Chong Engineering (Macau) Limited, by the Labour Affairs Bureau of the Macao government for purposes of completing outstanding areas within Sands Cotai Central and The Parisian Macao project and for additions and alterations work in The Venetian Macao, The Plaza Macao and Sands Cotai Central (the “Old Group Quota”). Following the completion of The Parisian Macao project, the Old Group Quota was held exclusively by the Group and expired on December 31, 2018. In December 2018, the Group applied to the Labour Affairs Bureau of the Macao government for the renewal of the Old Group Quota as well as for the granting of an additional imported construction labor quota (“New Group Quota,” and together with the “Old Group Quota,” the “Group Quota”), which were approved and granted in January 2019. The Group retained a new construction management company, BCA (Macau) Limited, to manage the Group Quota in future development works on behalf of, and as directed by the Group with the Group’s contractors and consultants. The Group has ceased its engagement with Hsin Chong Engineering (Macau) Limited as its appointed construction manager since then. The Group Quota covers the importation of non-resident staff and workers that represents only part of the imported staff and labor required to complete the construction work. The shortfall of the imported staff and labor are covered by separate quotas awarded by the Labour Affairs Bureau of the Macao government directly to the various construction companies contracted by the Group for the construction work (the “Contractor Quota”).
26.COMMITMENTS AND CONTINGENCIES (CONTINUED)
(d)Construction labor (continued)
In accordance with Macao labor law, the Group is primarily liable to fulfill all employer legal obligations and for the costs associated with persons employed under the Group Quota. In the past, such employees were managed and supervised by the Group’s contractors. The contractors utilizing the Group Quota are contractually obligated to pay all employer costs and to indemnify the Group for any costs they may incur as a result of the persons employed. In addition, the Group has the right of recovering the costs they may incur against any amounts due to the contractors. The Group, however, may still have a contingency for the payments to the construction labor if the contractors fail to pay the salaries and the Group is unable to fully recover the amounts due to the construction labor from the contractors. Up to December 31, 2018, the Group continued to employ imported staff and labor under the Old Group Quota. Upon the approval and grant of the Group Quota in January 2019 and the additional approval and grant of the Group Quota during 2019, the Group employs imported staff and labor under the Group Quota.
The Group is not directly liable for employer costs associated with staff and labor imported by contractors under the Contractor Quota.